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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-17351) UNDER
                           THE SECURITIES ACT OF 1933



                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 24
                                       AND



              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940



                                AMENDMENT NO. 26



                               VANGUARD NEW JERSEY
                                 TAX-FREE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON MARCH 22, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.

VANGUARD/(R)/ NEW JERSEY
TAX-EXEMPT FUNDS
Investor Shares & Admiral(TM) Shares . March 22, 2005


This prospectus
contains financial data
for the Funds through
the fiscal year ended
November 30, 2004.



BOND
PROSPECTUS



                                VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND


                                   VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD NEW JERSEY TAX-EXEMPT FUNDS
Investor Shares and Admiral Shares
Prospectus
March 22, 2005


A Group of Federal and New Jersey State Tax-Exempt Income Mutual Funds


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CONTENTS

1 AN INTRODUCTION TO TAX-EXEMPT INVESTING     18 FINANCIAL HIGHLIGHTS

2 FUND PROFILES                               21 INVESTING WITH VANGUARD

 2 Vanguard New Jersey Tax-Exempt                21 Buying Shares
   Money Market Fund
                                                 24 Converting Shares
 4 Vanguard New Jersey Long-Term
   Tax-Exempt Fund                               25 Redeeming Shares

7 MORE ON THE FUNDS                              27 Exchanging Shares

14 THE FUNDS AND VANGUARD                        29 Other Rules You Should Know

15 INVESTMENT ADVISOR                            31 Fund and Account Updates

16 DIVIDENDS, CAPITAL GAINS, AND TAXES           33 Contacting Vanguard

17 SHARE PRICE                                GLOSSARY OF INVESTMENT TERMS

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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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SHARE CLASS OVERVIEW

Vanguard New Jersey Long-Term Tax-Exempt Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
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AN INTRODUCTION TO TAX-EXEMPT INVESTING


TAXABLE VERSUS TAX-EXEMPT FUNDS

Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Funds described in this prospectus are not for everyone; they are best-suited for New Jersey residents who are income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
     To determine whether a state tax-exempt fund--such as one of the Vanguard New Jersey Tax-Exempt Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
     To compute the taxable equivalent yield:
o First figure out your effective state bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 6.37% state tax bracket and a 35% federal tax bracket, your effective state bracket would be 4.14% ([100% - 35%] x 6.37%).
o Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 39.14% (35% + 4.14%).
o Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be 8.22% (5% divided by [100% - 39.14%]).
     In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 8.22% were greater than the yield of a similar, though taxable, investment.
     Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

     THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--VANGUARD(R)
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for New Jersey residents only.


PRIMARY INVESTMENT POLICIES
The Fund invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities that are exempt from federal and New Jersey taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less and seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:
o State-specific risk, which is the chance that developments in New Jersey will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by New Jersey and its municipalities, it is more vulnerable to unfavorable developments in New Jersey than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New Jersey municipal market.
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
o Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the average New Jersey tax-exempt money market fund. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


      ----------------------------------------------------
                         ANNUAL TOTAL RETURNS
      ----------------------------------------------------
        Scale -20%  --  30%

        1995    3.60%
        1996    3.18
        1997    3.33
        1998    3.13
        1999    2.90
        2000    3.72
        2001    2.59
        2002    1.25
        2003    0.86
        2004    1.08
      ----------------------------------------------------




     During the periods shown in the bar chart, the highest return for a calendar quarter was 0.98% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.17% (quarter ended September 30, 2003).


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     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-----------------------------------------------------------------------------
                                                  1 YEAR  5 YEARS    10 YEARS
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Vanguard New Jersey Tax-Exempt Money Market Fund    1.08%    1.90%     2.56%
Average New Jersey Tax-Exempt Money Market Fund*    0.59     1.49      2.19
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*Derived from data provided by Lipper Inc.
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     If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                              None
Purchase Fee:                                                          None
Sales Charge (Load) Imposed on Reinvested Dividends:                   None
Redemption Fee:                                                        None*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                  0.11%
12b-1 Distribution Fee:                                                None
Other Expenses:                                                       0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                0.13%
*A $5 fee applies to wire redemptions under $5,000.

4

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13          $42       $73         $166
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



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ADDITIONAL INFORMATION
DIVIDENDS                                   MINIMUM INITIAL INVESTMENT
Dividends are declared daily and            $3,000; $1,000 for most custodial
distributed on the first business day of    accounts
each month.                                 for minors

INVESTMENT ADVISOR                          NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,      VangNJ
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              95
February 3, 1988
                                            CUSIP NUMBER
NET ASSETS AS OF NOVEMBER 30, 2004          92204F107
$2.1 billion
                                            TICKER SYMBOL
SUITABLE FOR IRAS                           VNJXX
No
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FUND PROFILE--VANGUARD(R)
NEW JERSEY LONG-TERM TAX-EXEMPT FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and New Jersey personal income taxes. The Fund is intended for New Jersey residents only.


PRIMARY INVESTMENT STRATEGIES
The Fund invests primarily in high-quality municipal bonds issued by New Jersey state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities that are exempt from federal and New Jersey taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

5


o State-specific risk, which is the chance that developments in New Jersey will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by New Jersey and its municipalities, it is more vulnerable to unfavorable developments in New Jersey than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New Jersey municipal market.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
o Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality.
o Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
                         ANNUAL TOTAL RETURNS
      ----------------------------------------------------
        Scale -20%  --  30%

        1995    17.34%
        1996     3.18
        1997     8.57
        1998     6.32
        1999    -2.35
        2000    12.48
        2001     4.58
        2002     9.92
        2003     5.17
        2004     3.98
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.50% (quarter ended March 31, 1995), and the lowest return for a quarter was -2.22% (quarter ended June 30, 2004).

6



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      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
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                                          1 YEAR       5 YEARS         10 YEARS
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VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
 INVESTOR SHARES
 Return Before Taxes                       3.98%         7.17%           6.79%
 Return After Taxes on Distributions       3.86          7.11            6.73
 Return After Taxes on Distributions and
  Sale of Fund Shares                      4.32          6.89            6.60
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VANGUARD NEW JERSEY LONG-TERM
 TAX-EXEMPT FUND
 ADMIRAL SHARES*
 Return Before Taxes                       4.03%          --             --
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LEHMAN BROTHERS MUNICIPAL BOND
 INDEX (reflects no deduction for
 fees, expenses, or taxes)                 4.48%          7.20%          7.06%
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* From the inception of the Admiral Shares on May 14, 2001, through December 31, 2004, the average annual returns were 6.15% for the Admiral Shares and 6.23% for the Lehman Brothers Municipal Bond Index.
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NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2004.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly
     from your investment)
Sales Charge (Load) Imposed on Purchases:               None            None
Purchase Fee:                                           None            None
Sales Charge (Load) Imposed on Reinvested Dividends:    None            None
Redemption Fee:                                         None*           None*


ANNUAL FUND OPERATING EXPENSES (expenses
     deducted from the Fund's assets)
Management Expenses:                                   0.12%            0.07%
12b-1 Distribution Fee:                                None             None
Other Expenses:                                        0.02%            0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                 0.14%            0.09%


*A $5 fee applies to wire redemptions under $5,000.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $14      $45      $79        $179
Admiral Shares          9       29       51         115
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


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ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business    Admiral Shares if you meet certain account
day of each month; capital gains,    balance and tenure requirements.
if any, are distributed annually in     Admiral Shares--May be converted to
December.                            Investor Shares if you are no longer
                                     eligible for Admiral Shares.
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,    NEWSPAPER ABBREVIATION
Pa.,                                 Investor Shares--NJLT
since inception                      Admiral Shares--NJLTAdml

INCEPTION DATE VANGUARD FUND NUMBER Investor Shares--February 3, 1988 Investor Shares--14 Admiral Shares--May 14, 2001 Admiral Shares-- 514

NET ASSETS (ALL SHARE CLASSES) AS    CUSIP NUMBER
OF                                   Investor Shares--92204F206
NOVEMBER 30, 2004                    Admiral Shares-- 92204F305
$1.5 billion
                                     TICKER SYMBOL
SUITABLE FOR IRAS                    Investor Shares--VNJTX
No                                   Admiral Shares--VNJUX

MINIMUM INITIAL INVESTMENT
   Investor Shares--$3,000; $1,000
for most custodial accounts for
minors
   Admiral Shares--$250,000
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MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

8

MARKET EXPOSURE

The Funds invest mainly in New Jersey state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.


[FLAG] EACH FUND IS SUBJECT TO  STATE-SPECIFIC  RISK,  WHICH IS THE CHANCE  THAT
     DEVELOPMENTS IN NEW JERSEY WILL ADVERSELY AFFECT THE SECURITIES HELD BY THE FUND. BECAUSE THE FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY NEW JERSEY AND ITS MUNICIPALITIES, IT IS MORE VULNERABLE TO UNFAVORABLE DEVELOPMENTS IN NEW JERSEY THAN ARE FUNDS THAT INVEST IN MUNICIPAL SECURITIES OF MANY STATES. UNFAVORABLE DEVELOPMENTS IN ANY ECONOMIC SECTOR MAY HAVE FAR-REACHING RAMIFICATIONS ON THE OVERALL NEW JERSEY MUNICIPAL MARKET.


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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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[FLAG] EACH FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE  THAT A FUND'S
     INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


 Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE NEW JERSEY  LONG-TERM  TAX-EXEMPT  FUND IS SUBJECT TO  INTEREST  RATE
     RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond with a face value of $1,000.

--------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND
--------------------------------------------------------------------------
                          AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
YIELD/AVERAGE MATURITY      INCREASE    DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------
5%/15 years                     $902      $1,112        $816        $1,240
--------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.


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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


     Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.


[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


     Call risk is generally negligible for money market securities and higher for long-term bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
--------------------------------------------------------------------------------


     Longer-term bonds, like those held by the New Jersey Long-Term Tax-Exempt Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time.

10

SECURITY SELECTION

Each Fund invests mainly in municipal securities issued by the state of New Jersey, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). As a matter of fundamental policy, each Fund will normally invest at least 80% of its assets in securities exempt from federal and New Jersey taxes
     The advisor uses a "top down" investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors.


     The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. (For more information on duration, please see the GLOSSARY OF INVESTMENT TERMS.)


     Up to 20% of each Fund's assets may be invested in securities that are subject to the alternative minimum tax.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------

     The NEW JERSEY TAX-EXEMPT MONEY MARKET FUND invests at least 80% of its assets in a variety of high-quality, short-term New Jersey municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with effective maturities of 397 days or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.
     The NEW JERSEY LONG-TERM TAX-EXEMPT FUND invests at least 75% of its assets in high-grade municipal securities that have been rated in one of the three highest categories by an independent bond-rating agency. Under normal conditions, no more than 20% of the Fund's assets may be invested in municipal securities rated Baa (by Moody's Investors Service, Inc.) or BBB (by Standard & Poor's). The remaining 5% may be invested in municipal securities that have lower credit ratings or that are unrated. The Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     The New Jersey Long-Term Tax-Exempt Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average maturity of between 10 and 25 years.
     As tax-advantaged investments, the Funds are vulnerable to federal and New Jersey state tax law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).


[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.

     The New Jersey Tax-Exempt Money Market Fund invests primarily in high-quality, short-term New Jersey securities. The New Jersey Long-Term Tax-Exempt Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. As of November 30, 2004, the Funds' dollar-weighted average credit qualities were MIG-1, as rated by Moody's, for the New Jersey Tax-Exempt Money Market Fund and AAA, as rated by Standard & Poor's, for the New Jersey Long-Term Tax-Exempt Fund.


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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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[FLAG] EACH FUND IS SUBJECT TO NONDIVERSIFICATION RISK, WHICH IS THE CHANCE THAT
     THE FUND'S PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES. THE FUND IS CONSIDERED NONDIVERSIFIED, WHICH MEANS THAT IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF PARTICULAR ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS.


     Even though the Funds are nondiversified, they try to minimize credit risk by purchasing a wide selection of New Jersey municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.


[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


     To help you distinguish between the Funds and their various risks, a summary table is provided below.

------------------------------------------------------------------------
                                     RISKS OF THE FUNDS
                      --------------------------------------------------
                                    INTEREST
FUND                  INCOME RISK   RATE RISK   CALL RISK    CREDIT RISK
------------------------------------------------------------------------
Money Market                 High  Negligible  Negligible       Very Low
Long-Term                     Low        High        High            Low
------------------------------------------------------------------------


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in high-quality municipal securities, each Fund may make other kinds of investments to achieve its objective.

12



[FLAG] EACH FUND MAY  INVEST  IN  DERIVATIVES.  DERIVATIVES  MAY  INVOLVE  RISKS
     DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S OTHER INVESTMENTS.



     The New Jersey Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.
     The New Jersey Long-Term Tax-Exempt Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
     The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

Generally speaking, a derivative is a financial contract whose value is based on (or "derived" from) the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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     In addition, each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

CASH MANAGEMENT
Vanguard may invest each Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES
Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments, U.S. Trea-sury securities, or short-term municipal securities issued outside of New Jersey--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of New Jersey obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


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                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
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FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
o Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

     DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

14

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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TURNOVER RATE
Although the New Jersey Long-Term Tax-Exempt Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for this Fund. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for actively managed tax-exempt bond funds was approximately 24%, as reported by Morningstar, Inc., on November 30, 2004.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUNDS AND VANGUARD



Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $810 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR



The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of November 30, 2004, Vanguard served as advisor for about $xxx billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended November 30, 2004, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     For a discussion of why the board of trustees approved each Fund's investment advisory agreement, see the Funds' report to shareholders covering the period from December 1, 2004, to May 31, 2005.
     GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $530 billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an MBA in Finance from the University of Chicago.
     ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios, which are managed by the Fixed Income Group and whose assets total approximately $252 billion. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.


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                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGER


The manager primarily responsible for the day-to-day management of the Funds' portfolios is:

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1986; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Funds since 2003. Education: B.S., Babson College; M.B.A., Southern Methodist University.
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16



     The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from a Fund are expected to be exempt from federal and New Jersey state income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
o Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
o Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

o Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the New Jersey Long-Term Tax-Exempt Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the New Jersey Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share calsses) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs).


     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for

18


business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.




FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the New Jersey Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2004 with a net asset value (price) of $1.00 per share. During the year, each share earned $0.01 from investment income (interest). Shareholders received $0.01 per share in the form of dividend distributions.

The earnings ($0.01 per share) minus the distributions ($0.01 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.03% for the year.

As of November 30, 2004, the Fund had approximately $2 billion in net assets. For the year, its expense ratio was 0.13% ($1.30 per $1,000 of net assets), and its net investment income amounted to 1.03% of its average net assets.
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19


NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED NOVEMBER 30,
                                                         ----------------------------------------------------------------
                                                            2004         2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .01         .009         .013         .028         .036
 Net Realized and Unrealized Gain (Loss) on Investments       --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .01         .009         .013         .028         .036
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.01)       (.009)       (.013)       (.028)       (.036)
 Distributions from Realized Capital Gains                    --           --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.01)       (.009)       (.013)       (.028)       (.036)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00        $1.00        $1.00        $1.00        $1.00
=========================================================================================================================
TOTAL RETURN                                                1.03%        0.87%        1.29%        2.80%        3.68%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,074       $1,874        $1,758       $1,549       $1,427
 Ratio of Total Expenses to Average Net Assets              0.13%        0.17%        0.17%        0.18%        0.18%
 Ratio of Net Investment Income to Average Net Assets       1.03%        0.87%        1.28%        2.74%        3.62%
-------------------------------------------------------------------------------------------------------------------------





NEW JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED NOVEMBER 30,
                                                         ----------------------------------------------------------------
                                                             2004         2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.27       $12.06       $11.91       $11.52       $11.19
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .548         .549         .575         .581         .599
 Net Realized and Unrealized Gain (Loss) on Investments     (.149)        .257         .174         .390         .330
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            .399         .806         .749         .971         .929
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.548)       (.549)       (.575)       (.581)       (.599)
 Distributions from Realized Capital Gains                  (.081)       (.047)       (.024)          --           --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.629)       (.596)       (.599)       (.581)       (.599)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.04       $12.27       $12.06       $11.91       $11.52
=========================================================================================================================
TOTAL RETURN                                                 3.33%        6.81%        6.42%        8.55%        8.57%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $896        $920          $958         $954       $1,235
 Ratio of Total Expenses to Average Net Assets               0.14%       0.17%        0.18%        0.20%        0.19%
 Ratio of Net Investment Income to Average Net Assets        4.51%       4.49%        4.78%        4.89%        5.33%
 Turnover Rate                                                 16%         14%          15%           8%          14%
=========================================================================================================================

20



NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------
                                            YEAR ENDED                      MAY 14 TO
                                           NOVEMBER 30,                       NOV. 30,
                               -----------------------------------
                                 2004           2003         2002              2001
------------------------------------------------------------------------------------------
NET ASSET VALUE,               $12.27         $12.06       $11.91            $11.76
 BEGINNING OF PERIOD
------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income           .548           .557         .582              .318
 Net Realized and Unrealized
    Gain (Loss) on Investments  (.149)          .257         .174              .150
------------------------------------------------------------------------------------------
 Total from Investment
    Operations                   .399           .814         .756              .468
------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income              (.548)         (.557)       (.582)           (.318)
 Distributions from
 Realized Capital Gains         (.081)         (.047)       (.024)              --
------------------------------------------------------------------------------------------
  Total Distributions           (.629)         (.604)       (.606)           (.318)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD $12.04         $12.27       $12.06           $11.91
==========================================================================================
TOTAL RETURN                     3.33%          6.87%        6.48%            4.00%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)              $896           $604         $597             $476
 Ratio of Total Expenses
  to Average Net Assets          0.14%          0.11%        0.12%          0.15%**
 Ratio of NetInvestment Income to
 Average Net Assets              4.51%          4.55%        4.82%          4.84%**
 Turnover Rate                     16%            14%          15%               8%
==========================================================================================
 *Inception.
**Annualized.

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INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
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BUYING SHARES



ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.

22


BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase requestreceived after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

24

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS
INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES



HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

26

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.


^ BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000. Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m. Eastern time (2 p.m. Eastern time,
for Vanguard   Prime Money Market Fund), the redemption  proceeds will leave
Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.


^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).


^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     For the U.S. STOCK INDEX FUNDS,  500 INDEX FUND,  U.S.  SECTOR INDEX FUNDS,
INTERNATIONAL   STOCK  INDEX  FUNDS,   DEVELOPED   MARKETS  INDEX  FUND,   TOTAL
INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND,

28

REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without notice to shareholders.


     For ALL VANGUARD FUNDS, the following limit generally applies:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

     This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:
o Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
o Transaction within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
o Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

     This limit also will not apply if it would violate a law, regulation, or court order.
     This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW



VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile". You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Authorization to act on the account (as the account owner or by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
o    The fund name and account number.
o The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
o    Authorized signatures of all registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.


*Call Vanguard for specific signature-guarantee requirements.

30


FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
     Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


RIGHT TO CHANGE POLICIES


In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

32


PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calen- dar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send you (electronically or by mail, as you prefer) financial reports about Vanguard New Jersey Tax-Exempt Funds twice a year, in January and July.
These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
o    Performance assessments with comparisons with industry benchmarks.
o    Reports from the advisor.
o Financial statements with detailed listings of the Fund's holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the New Jersey Long-Term Tax-Exempt Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM


o    For the most complete source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests n 24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
o    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors
o    Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

34


REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard New Jersey Tax-Exempt Money Market
Fund--95 (Investor Shares only)
 Vanguard New Jersey Long-Term Tax-Exempt
Fund--14 (Investor Shares) or 514 (Admiral Shares)























The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision or an adjustable coupon) will cause the bond to be repaid.



CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.




INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you would like more information about Vanguard New Jersey Tax-Exempt Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
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INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-5340

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P014 032005

                                     PART C
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                                OTHER INFORMATION

ITEM 22. EXHIBITS



EXHIBITS DESCRIPTION
(a) Declaration of Trust, amended and restated July 19, 2002, filed on March 12, 2003, Post-Effective Amendment No. 20, is hereby incorporated by reference.
(b) By-Laws, filed on June 13, 2003, Post-Effective Amendment No. 21, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)  Underwriting Contracts, Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreement, for Wachovia Bank, filed on January 21, 2005, Post-Effective Amendment No. 23, is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on March 12, 2003, Post-Effective Amendment No. 20, is hereby incorporated by reference.
(i)  Legal Opinion, Not Applicable
(j)  Consent  of  Independent   Registered  Public  Accounting  Firm,  is  filed
     herewith.
(k)  Omitted Financial Statements, Not Applicable
(l)  Initial Capital Agreements, Not Applicable
(m)  Rule 12(b)-1 Plan, Not Applicable
(n) Rule 18f-3 Plan, filed on January 21, 2005, Post-Effectuve Amendment No. 23, is hereby incorporated by reference.
(o)  Reserved
(p) Code of Ethics, for The Vanguard Group, Inc., filed on January 21, 2005, Post-Effective Amendment No. 23, is hereby incorporated by reference.



ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 26. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106.


ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 15th day of March, 2005.

                                   VANGUARD NEW JERSEY TAX-FREE FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
            SIGNATURE                         TITLE                        DATE


By: ----------------------------President, Chairman, Chief           March 15, 2005
       /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
           (Heidi Stam)
         John J. Brennan*


By: ----------------------------Trustee                              March 15, 2005
       /S/ CHARLES D. ELLIS
           (Heidi Stam)
        Charles D. Ellis*


By: ----------------------------Trustee                              March 15, 2005
        /S/ RAJIV L. GUPTA
           (Heidi Stam)
         Rajiv L. Gupta*


By: ----------------------------Trustee                              March 15, 2005
    /S/ JOANN HEFFERNAN HEISEN
           (Heidi Stam)
     JoAnn Heffernan Heisen*


By: ----------------------------Trustee                              March 15, 2005
      /S/ BURTON G. MALKIEL
           (Heidi Stam)
        Burton G. Malkiel*


By: ----------------------------Trustee                              March 15, 2005
      /S/ ANDRE F. PEROLD
           (Heidi Stam)
        Andre F. Perold*


By: ----------------------------Trustee                              March 15, 2005
    /S/ ALFRED M. RANKIN, JR.
           (Heidi Stam)
      Alfred M. Rankin, Jr.*


By: ----------------------------Trustee                              March 15, 2005
      /S/ J. LAWRENCE WILSON
           (Heidi Stam)
       J. Lawrence Wilson*


By: ----------------------------Treasurer and Principal              March 15, 2005
      /S/ THOMAS J. HIGGINS     Financial Office and Principal
           (Heidi Stam)         Accounting Officer
       Thomas J. Higgins*


* By Power of Attorney. Filed on December 20, 2004. see File Number 2-14336. Incorporated by Reference.

                                INDEX TO EXHIBITS

Consent of Independent Registered Public Accounting Firm. . . . . . .   Ex-99.J